                                                                    EXHIBIT-10.7

                      SERIES B CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT

                                     between

                             STARMEDIA NETWORK, INC.

                                       and

                THE SEVERAL PURCHASERS NAMED IN SCHEDULE I HERETO

                          Dated as of February 20, 1998


                                     - 1 -
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ARTICLE I THE PREFERRED SHARES ............................................    1
       Section 1.1 Issuance, Sale and Delivery of the Preferred Shares ....    1
       Section 1.2 Closing ................................................    2

ARTICLE II. REPRESENTATIONS AND WARRANTIES OF THE COMPANY .................    2
       Section 2.1 Organization, Qualifications and Corporate Power .......    2
       Section 2.2 Authorization of Agreements, Etc .......................    3
       Section 2.3 Validity ...............................................    4
       Section 2.4 Authorized Capital Stock ...............................    4
       Section 2.5 Financial Statements ...................................    5
       Section 2.6 Events Subsequent to the Date of the Balance Sheet .....    5
       Section 2.7 Litigation; Compliance with Law ........................    5
       Section 2.8 Proprietary Information ................................    6
       Section 2.9 Proprietary Rights .....................................    7
       Section 2.10 Title to Properties ...................................    7
       Section 2.11 Leasehold Interests ...................................    8
       Section 2.12 Insurance .............................................    8
       Section 2.13 Taxes .................................................    8
       Section 2.14 Other Agreements ......................................    9
       Section 2.15 Loans and Advances ....................................   11
       Section 2.16 Assumptions, Guaranties, Etc. of
                     Indebtedness of Other Persons ........................   11
       Section 2.17 Significant Customers and Suppliers ...................   11
       Section 2.18 Governmental Approvals ................................   11
       Section 2.19 Disclosure ............................................   11
       Section 2.20 Offering of the Preferred Shares ......................   12
       Section 2.21 Brokers ...............................................   12
       Section 2.22 Officers ..............................................   12
       Section 2.23 Transactions With Affiliates ..........................   12
       Section 2.24 Employees .............................................   13
       Section 2.25 U.S. Real Property Holding Corporation ................   13

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       Section 2.26 Environmental Protection ..............................   13
       Section 2.27 ERISA .................................................   14
       Section 2.28 [RESERVED] ............................................   15
       Section 2.29 Qualified Small Business ..............................   15
       Section 2.30 Foreign Corrupt Practices Act .........................   15
       Section 2.31 Federal Reserve Regulation ............................   15

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS .............   15

ARTICLE IV. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS ...............   17
       4.1 Conditions to the Obligations of the Purchasers
            on the First Closing Date .....................................   17
       Section 4.2 Condition to the Obligations of the Purchasers
                    on the Second Closing Date ............................   19

ARTICLE V. COVENANTS OF THE COMPANY .......................................   19
       Section 5.1 Financial Statements, Reports, Etc .....................   20
       Section 5.2 [RESERVED] .............................................   21
       Section 5.3 Reserve for Conversion Shares ..........................   21
       Section 5.4 Corporate Existence ....................................   21
       Section 5.5 Properties, Business, Insurance ........................   21
       Section 5.6 Inspection, Consultation and Advice ....................   22
       Section 5.7 Restrictive Agreements Prohibited ......................   22
       Section 5.8 Transactions with Affiliates ...........................   22
       Section 5.9 Expenses of Directors ..................................   22
       Section 5.10 Use of Proceeds .......................................   22
       Section 5.11 Board of Directors Meetings ...........................   22
       Section 5.12 Compensation ..........................................   22
       Section 5.13 By-laws ...............................................   23
       Section 5.14 Performance of Contracts ..............................   23
       Section 5.15 [RESERVED] ............................................   23

       Section 5.16 Employee Nondisclosure and Developments Agreements ....   23
       Section 5.17 Activities of Subsidiaries ............................   23
       Section 5.18 Compliance with Laws ..................................   24
       Section 5.19 Keeping of Records and Books of Account ...............   24
       Section 5.20 Change in Nature of Business ..........................   24
       Section 5.21 Rule 144A Information .................................   24
       Section 5.22 Compensation and Audit Committees .....................   24
       Section 5.23 Termination of Covenants ..............................   25

ARTICLE VI. MISCELLANEOUS .................................................   25
       Section 6.1 Expenses ...............................................   25
       Section 6.2 Survival of Representations; Termination
                    of Agreements .........................................   25
       Section 6.3 Brokerage ..............................................   25
       Section 6.4 Parties in Interest ....................................   25
       Section 6.5 Lock-Up Agreement ......................................   26
       Section 6.6 Notices ................................................   26
       Section 6.7 Governing Law ..........................................   26
       Section 6.8 Entire Agreement .......................................   26
       Section 6.9 Counterparts ...........................................   26
       Section 6.10 Amendments ............................................   26
       Section 6.11 Severability ..........................................   26
       Section 6.12 Titles and Subtitles ..................................   27
       Section 6.13 Certain Defined Terms .................................   27

      SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT dated as of February 20, 1998, between StarMedia Network, Inc., a Delaware corporation (the "Company"), and the several purchasers named in the attached Schedule I (individually a "Purchaser" and collectively the "Purchasers").

      WHEREAS, the Company wishes to issue and sell to the Purchasers up to an aggregate of 8,000,000 shares (the "Purchased Shares") of the authorized but unissued Series B Convertible Preferred Stock, $0.001 par value, of the Company (the "Series B Convertible Preferred Stock"); and

      WHEREAS, the Purchasers, severally but not jointly, wish to purchase the number of Purchased Shares set forth below, on the terms and subject to the conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                                    ARTICLE I

                              THE PREFERRED SHARES

      Section 1.1 Issuance, Sale and Delivery of the Purchased Shares. (a) The Company agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees to purchase from the Company, on the First Closing Date (as hereinafter defined), the number of Purchased Shares set forth opposite the name of such Purchaser under the heading "Number of Purchased Shares" on Schedule I (said aggregate number of Purchased Shares being hereinafter collectively referred to at times as the "Initial Purchased Shares").

            (b) The Company may also issue and sell on the Second Closing Date (as hereinafter defined), on the terms and conditions of this Agreement, up to a number of additional shares of Series B Convertible Preferred Stock equal to (i) 8,000,000 minus (ii) the number of Initial Purchased Shares purchased at the First Closing (such aggregate number of Purchased Shares sold in accordance with this subsection (b) being hereinafter collectively referred to at times as the "Additional Purchased Shares"), at the price of $1.50 per share, to one or more additional purchasers mutually acceptable to the Company, on the one hand, and a majority in interest of the Purchasers of Initial Purchased Shares (said additional purchasers being hereinafter collectively referred to at times as the "Additional Purchasers"). Any Additional Purchaser who or which purchases any of the Additional Purchased Shares shall, as a condition to his or its purchase of Additional Purchased Shares, execute and deliver to the Company and the Purchasers of the Initial Purchased Shares a written instrument, in form and substance acceptable to the Company and a majority in interest of such Purchasers, by which such Additional Purchaser agrees to become, and be bound by the obligations of, and entitled to the benefits of, a Purchaser under this Agreement and, in the case of an Additional Purchaser who shall purchase at least 666,667 Additional Purchased Shares, a holder of Restricted Stock under the Registration Rights Agreement (as hereinafter defined).

      Section 1.2 Closing. Each of the closings of the purchase and sale of Purchased Shares (individually, a "Closing" and collectively the "Closings") shall take place at the offices of Brown Raysman Millstein Felder & Steiner LLP, 120 West 45th Street, New York, New York 10036. The first closing for the purchase and sale of the Initial Purchased Shares (the "First Closing") shall be held on February 20, 1998, at 10:00 a.m., New York time, or at such other date and time as may be agreed upon between the applicable Purchasers and the Company (such date and time being called the "First Closing Date"). The second closing, if any, for the purchase and sale of the Additional Purchased Securities (the "Second Closing"; each of the First Closing and the Second Closing being at times referred to herein as a "Closing") shall be at such date and time as may be agreed upon between the Additional Purchasers and the Company, provided that the Second Closing shall not be later than March 19, 1998 (such date and time being called the "Second Closing Date"; each of the First Closing Date and the Second Closing Date being at times referred to herein as a "Closing Date").

      At each Closing, the Company shall issue and deliver to each Purchaser participating in such Closing a stock certificate or certificates in definitive form, registered in the name of such Purchaser, representing the Purchased Shares being purchased by it at such Closing. As payment in full for the Purchased Shares being purchased by it on a Closing Date under this Agreement, and against delivery of the stock certificate or certificates therefor as aforesaid, on such Closing Date, each Purchaser shall (i) deliver to the Company a certified check payable to the order of the Company, in the amount set forth opposite the name of such Purchaser under the heading "Aggregate Purchase Price for Purchased Shares" on Schedule I, (ii) transfer such sum to the account of the Company by wire transfer, (iii) deliver to the Company for cancellation promissory notes issued by the Company in the amount of such sum, or (iv) deliver or transfer such sum to the Company by any combination of such methods of payments.

                                   ARTICLE II.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Purchasers that, except as set forth in the Disclosure Schedule attached as Schedule II (which Disclosure Schedule makes explicit reference to the particular representation or warranty as to which exception is taken, which in each case shall constitute the sole representation and warranty as to which such exception shall apply):

      Section 2.1 Organization, Qualifications and Corporate Power.

            (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so licensed or qualified would not have material and adverse effect on the business, prospects, financial condition, operations, property or affairs of the company ("Material Adverse Effect"). The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement and that certain Amendment No. 1 to Registration Rights Agreement with the Purchasers, Fernando Espuelas, and Jack Chen in the form attached as Exhibit A (the "Registration Rights Amendment" and together with this Agreement, the "Transaction Documents"), to issue, sell and deliver the Purchased Shares and to issue and deliver the shares of Common Stock, $0.001 par value, of the Company ("Common Stock") issuable upon conversion of the Purchased Shares (the "Conversion Shares").

            (b) Except as set forth in the attached Disclosure Schedule, the Company does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity.

      Section 2.2 Authorization of Agreements, Etc.

            (a) The execution and delivery by the Company of the Transaction Documents; the performance by the Company of its obligations hereunder and thereunder, the issuance, sale and delivery of the Purchased Shares and the issuance and delivery of the Conversion Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation of the Company, as amended (the "Charter"), or the By-laws of the Company, as amended, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company. To the Company's knowledge, without having investigated such matter, no provision of the Registration Rights Amendment violates, conflicts with, results in a breach of or constitutes (with due notice or lapse of time or both) a default by any other party under any other indenture, agreement or instrument.

            (b) The Purchased Shares have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Series B Convertible Preferred Stock, with no personal liability attaching to the ownership thereof, and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in the Registration Rights Agreement dated as of July 25, 1997, as amended by the Registration Rights Amendment, between the Company and the other persons named therein as signatories (as so amended, the "Registration Rights Agreement"). The Conversion Shares have been duly reserved for issuance upon conversion of the Purchased Shares and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, with no personal liability attaching to the ownership thereof, and except as set forth in the Disclosure Schedule will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company. Except as set forth in the Disclosure Schedule, neither the issuance, sale or delivery of the Purchased Shares nor the issuance or delivery of the Conversion Shares is subject to any preemptive right to stockholders of the Company or to any right of first refusal or other right in favor of any person, and all such rights have been exercised or waived by all such persons with respect to the transactions contemplated hereby.

      Section 2.3 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The Registration Rights Amendment, when executed and delivered in accordance with this Agreement, will constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

      Section 2.4 Authorized Capital Stock. The authorized capital stock of the Company consists of (i) 40,000,000 shares of Preferred Stock, $0.001 par value (the "Preferred Stock"), of which 7,330,000 shares have been designated Series A Convertible Preferred Stock and 8,000,000 shares have been designated Series B Convertible Preferred Stock, and (ii) 70,000,000 shares of Common Stock, $0.001 par value. Immediately prior to the First Closing, 10,012,000 shares of Common Stock will be validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and 7,330,000 shares of Series A Convertible Preferred Stock will be validly issued and outstanding, fully paid and nonassessable, with no personal liability attached to the ownership thereof. An aggregate of 15,330,000 shares of Common Stock has been reserved for issuance upon conversion of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock. An aggregate of 5,000,000 shares of Common Stock (the "Reserved Employee Shares") has been reserved for issuance pursuant to the Company's Stock Option Plan, of which options to purchase 1,656,000 shares have been granted to date. The designations, powers, preferences, rights, qualifications, limitation and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Charter, a copy of which is attached as Exhibit B, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as set forth in the attached Disclosure Schedule, (i) no person owns of record or is known to the Company to own beneficially any share of Common Stock or Preferred Stock, (ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding and (iii) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the Charter or as set forth in the attached Disclosure Schedule, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth in the Disclosure Schedule, neither the Company nor, to the Company's knowledge, without having investigated such matter, any other person is party to any voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company (whether or not the Company is a party thereto), and all such rights under any such agreement have been waived or exercised by all such persons with respect to the transactions contemplated hereby. All of the outstanding securities of the Company were issued in compliance with all applicable Federal and state securities laws.

      Section 2.5 Financial Statements. The Company has furnished to the Purchasers the balance sheet of the Company as of December 31, 1997 (the "Balance Sheet"), and the related unaudited statements of income and stockholders' equity for the year then ended. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except for the absence of footnotes) and fairly present the financial position of the Company and results of operation for and as of the dates set forth therein. Since the date of the Balance Sheet, except as set forth in the attached Disclosure Schedule, (i) there has been no change in the assets, liabilities or financial condition of the Company from that reflected in the Balance Sheet except for changes in the ordinary course of business which in the aggregate have not been materially adverse and (ii) none of the business, prospects, financial condition, operations, property or affairs of the Company has been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

      Section 2.6 Events Subsequent to the Date of the Balance Sheet. Since the date of the Balance Sheet, except as set forth in the attached Disclosure Schedule, the Company has not (i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business,
(iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Balance Sheet and current liabilities incurred since the date of the Balance Sheet in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged, encumbered or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or canceled any debt or claim, (vii) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any loss of property or waived any right of substantial value whether or not in the ordinary course of business, (ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of the Company,
(xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.

      Section 2.7 Litigation; Compliance with Law. Except as set forth on the attached Disclosure Schedule, there is no (i) action, suit, claim, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company, at law or in equity, or before or by any foreign or domestic Federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, except to the extent that any of the foregoing, if determined adversely to the Company, would not have a Material Adverse Effect, (ii) arbitration proceeding relating to the Company pending under collective bargaining agreements or otherwise or (iii) foreign or domestic governmental inquiry pending or, to the best of the Company's knowledge, threatened against or affecting the Company (including without limitation any inquiry as to the qualification of the Company to hold or receive any license or permit), and there is no basis for any of the foregoing. The Company has not received any opinion or memorandum or legal advice from foreign or domestic legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, prospects, financial condition, operations, property or affairs. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any foreign or domestic Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Company pending, threatened or contemplated against others. The Company has complied with all foreign and domestic laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, the Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, and the Company has been operating its business pursuant to and in compliance with the terms of all such permits, licenses and other authorizations, except to the extent that the failure to do any of the foregoing would not have a Material Adverse Effect. There is no existing law, rule, regulation or order, and the Company is not aware of any proposed law, rule, regulation or order, whether foreign or domestic. Federal, state, county or local, which would prohibit or restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

      Section 2.8 Proprietary Information. (a) To the best of the Company's knowledge, no third party has claimed or has reason to claim that any officer or director or other person employed by or engaged by the Company has (i) violated or may be violating any of the terms or conditions of his employment, non-competition or non-disclosure agreement with such third party, (ii) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (iii) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company which suggests that such a claim might be contemplated. To the best of the Company's knowledge, no officer or director or other person employed by or engaged by the Company has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to the best of the Company's knowledge, no officer or director or other person employed by or engaged by the Company has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company, and the Company has no reason to believe there will be any such employment or violation. To the best of the Company's knowledge, none of the execution or delivery of this Agreement, or the carrying on of the business of the Company as officers, employees or agents by any officer, director or key employee of the Company, or the conduct or proposed conduct of the business of the Company, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

      Section 2.9 Proprietary Rights. Set forth in the Disclosure Schedule is a list of (i) all domestic and foreign patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which have been filed, owned by or registered in the name of the Company, or of which the Company is a licensor or licensee or in which the Company has any right, and
(ii) all licenses and other agreements with third parties (the "Third Party Licenses") relating to any software, copyrights, technology, know-how or processes that the Company has licensed or is otherwise authorized by such third parties to use, market, distribute or incorporate into products distributed or services provided by the Company (such software, technology, know-how and processes being collectively referred to as "Third Party Technology"). The Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know-how, including without limitation the Third Party Technology (collectively, "Intellectual Property") necessary or desirable to the conduct of its business as conducted and as proposed to be conducted, free and clear of all liabilities, charges, liens, pledges, mortgages, restrictions, adverse claims, security interests, rights of others and encumbrances (including, without limitation, distribution rights). The foregoing representation as it relates to Third Party Technology is limited to the Company's interest pursuant to the Third Party Licenses, all of which are valid and enforceable and in full force and effect and which grant the Company such rights to Third Party Technology as are employed in or necessary to the business of the Company as conducted or proposed to be conducted. All of the Company's registered patents, trademarks and copyrights in any of the Company Products and applications therefor, if any, are valid and in full force and effect, and consummation of the transactions contemplated hereby will not alter or impair any such rights. Except as set forth in the attached disclosure schedule, no claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company infringe upon or conflict with, constitute misappropriation of or in any way involve unfair competition with respect to, the asserted rights of any other person under any Intellectual Property, and there is no basis for any such claim (whether or not pending or threatened). Except as set forth in the attached disclosure schedule, no claim is pending or, to the best of the Company's knowledge, threatened to the effect that any such Intellectual Property owned or licensed by the Company or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and there is no basis for any such claim (whether or not pending or threatened). To the best of the Company's knowledge, all trade secrets developed by and belonging to the Company which has not been patented has been kept confidential.

      Section 2.10 Title to Properties. The Company has good, clear and valid title to its properties and assets reflected on the Balance Sheet or acquired by it since the date of the Balance Sheet (other than properties and assets disposed of in the ordinary course of business since the date of the Balance Sheet), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances (including without limitation, easements and licenses), except for liens for or current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company, including, without limitation, the ability of the Company to secure financing using such properties and assets as collateral. To the best of the Company's knowledge, there are no condemnation, environmental, zoning or other land use regulation proceedings, either instituted or planned to be instituted, which would adversely affect the use or operation of the Company's properties and assets for their respective intended uses and purposes, or the value of such properties, and the Company has not received notice of any special assessment proceedings which would affect such properties and assets.

      Section 2.11 Leasehold Interests. Each lease or agreement to which the Company is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement, duly authorized and entered into, without any default of the Company thereunder and, to the best of the Company's knowledge, without any default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company under any such lease or agreement or, to the best of the Company's knowledge, by any other party thereto. The Company's possession of such property has not been disturbed and, to the best of the Company's knowledge, no claim has been asserted against the Company adverse to its rights in such leasehold interests.

      Section 2.12 Insurance. The Company holds valid policies covering all of the insurance required to be maintained by it under Section 5.5.

      Section 2.13 Taxes. The Company has filed all tax returns, Federal, state, county and local, required to be filed by it, and the Company has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. The Company has established adequate reserves for all taxes accrued but not yet payable. All material tax elections of any type which the Company has made as of the date hereof are set forth in the financial statements referred to in Section 2.5. The Federal income tax returns of the Company have never been audited by the Internal Revenue Service. No deficiency assessment with respect to or proposed adjustment of the Company's Federal, state, county or local taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien (other than for current taxes not yet due and payable), whether imposed by any Federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company. Neither the Company nor any of its present or former stockholders has ever filed an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code") that the Company be taxed as an S corporation. The Company's net operating losses for Federal income tax purposes, as set forth in the financial statements referred to in Section 2.5, are not subject to any limitations imposed by Section 382 of the Code and the full amount of such net operating losses are available to offset the taxable income of the Company for the current fiscal year and, to the extent not so used, succeeding fiscal years. Consummation of the transactions contemplated by this Agreement or by any other agreement, understanding or commitment (contingent or otherwise) to which the Company is a party or by which it is otherwise bound will not have the effect of limiting the Company's ability to use such net operating losses in full to offset such taxable income.

      Section 2.14 Other Agreements. Except as set forth in the attached Disclosure Schedule, the Company is not a party to or otherwise bound by any written or oral agreement, instrument, commitment or restriction which individually or in the aggregate could materially adversely affect the business, prospects, financial condition, operations, property or affairs of the Company. Except as set forth in the attached Disclosure Schedule, the Company is not a party to or otherwise bound by any written or oral:

            (a) distributor, dealer, manufacturer's representative or sales agency agreement which is not terminable on less than ninety (90) days' notice without cost or other liability to the Company (except for agreements which, in the aggregate, are not material to the business of the Company);

            (b) sales agreement which entitles any customer to a rebate or right of set-off, to return any product to the Company after acceptance thereof or to delay the acceptance thereof, or which varies in any material respect from the Company's standard form agreements;

            (c) agreement with any labor union (and, to the knowledge of the Company, no organizational effort is being made with respect to any of its employees);

            (d) agreement with any supplier containing any provision permitting any party other than the Company to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by the Company to meet its obligations under the agreement when due or the occurrence of any other event;

            (e) agreement for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of its normal operating requirements;

            (f) agreement for the employment of any officer, employee or other person (whether of a legally binding nature or in the nature of informal understandings) on a full-time or consulting basis which is not terminable on notice without cost or other liability to the Company, except normal severance arrangements and accrued vacation pay;

            (g) bonus, pension, profit-sharing, retirement, hospitalization, insurance, stock purchase, stock option or other plan, agreement or understanding pursuant to which benefits are provided to any employee of the Company (other than group insurance plans which are not self-insured and are applicable to employees generally);

            (h) agreement relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of the Company;

            (i) guaranty of any obligation for borrowed money or otherwise;

            (j) voting trust or agreement, stockholders' agreement, pledge agreement, buy-sell agreement or first refusal or preemptive rights agreement relating to any securities of the Company;

            (k) agreement, or group of related agreements with the same party or any group of affiliated parties, under which the Company has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;

            (l) agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any share of its capital stock or any of its other equity securities;

            (m) assignment, license or other agreement with respect to any form of intangible property;

            (n) agreement under which it has granted any person any registration rights, other than the Registration Rights Agreement;

            (o) agreement under which it has limited or restricted its right to compete with any person in any respect;

            (p) other agreement or group of related agreements with the same party involving more than $50,000 or continuing over a period of more than six months from the date or dates thereof (including renewals or extensions optional with another party), which agreement or group of agreements is not terminable by the Company without penalty upon notice of thirty (30) days or less, but excluding any agreement or group of agreements with a customer of the Company for the sale, lease or rental of the Company's products or services if such agreement or group of agreements was entered into by the Company in the ordinary course of business; or

            (q) other agreement, instrument, commitment, plan or arrangement, a copy of which would be required to be filed with the Securities and Exchange Commission (the "Commission") as an exhibit to a registration statement on Form S-1 if the Company were registering securities under the Securities Act of 1933, as amended (the "Securities Act").

Any agreement specified in the Disclosure Schedule pursuant to this Section 2.14 is hereinafter referred to as a "Material Agreement". The Company, and to the best of the Company's knowledge after due inquiry, each other party thereto have in all material respects performed all the obligations required to be performed by them to date (or such non-performing party has received a valid, enforceable and irrevocable written waiver with respect to its non-performance), have received no notice of default and are not in default (with due notice or lapse of time or both) under any Material Agreement. The Company has no present expectation or intention of not fully performing all its obligations under each such Material Agreement, and the Company has no knowledge of any breach or anticipated breach by the other party to any Material Agreement, to which the Company is a party. The Company is in full compliance with all of the terms and provisions of its Charter and By-laws, as amended.

      Section 2.15 Loans and Advances. The Company does not have any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Company in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company.

      Section 2.16 Assumptions, Guaranties, Etc. of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or continently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit in collection in the ordinary course of business.

      Section 2.17 Significant Customers and Suppliers. Except as set forth in the Disclosure Schedule, no customer or supplier which was significant to the Company during the period covered by the financial statements referred to in
Section 2.5 or which has been significant to the Company thereafter has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Company, as the case may be.

      Section 2.18 Governmental Approvals. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Article III, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of the Transaction Documents, the issuance, sale and delivery of the Purchased Shares or the issuance and delivery of the Conversion Shares, other than (i) filings pursuant to Federal and state securities laws (all of which filings have been made by the Company, other than those which are required to be made after the Closing and which will be duly made on a timely basis) in connection with the sale of the Purchased Shares and (ii) with respect to the Registration Rights Agreement, the registration of the shares covered thereby with the Commission and filings pursuant to state securities laws.

      Section 2.19 Disclosure. Neither this Agreement, nor any Schedule or Exhibit to this Agreement, nor the Offering Memorandum of the Company dated November, 1997 (the "Offering Memorandum"), contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which the Company has not disclosed to the Purchasers and their counsel in writing and of which the Company is aware which materially and adversely affects or is reasonably likely to materially and adversely affect the business, prospects, financial condition, operations, property or affairs of the Company. The financial projections and other estimates contained in the Offering Memorandum were prepared by the Company based on the Company's experience in the industry and on assumptions of fact and opinion as to future events which the Company, at the date of the issuance of the Offering Memorandum, believed to be reasonable, but which the Company cannot and does not assure or guarantee the attainment of in any manner. Except as set forth in the Disclosure Schedule, as of the date hereof no facts have come to the attention of the Company which would, in its opinion, require the Company to revise or amplify the assumptions underlying such projections and other estimates or the conclusions derived therefrom.

      Section 2.20 Offering of the Purchased Shares. Neither the Company nor any person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Purchased Shares or any security of the Company similar to the Purchased Shares has offered the Purchased Shares or any such similar security for sale to, or solicited any offer to buy the Purchased Shares or any such similar security from, or otherwise approached or negotiated with respect thereto with, any person or persons, and neither the Company nor any person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which might require the integration of such security with the Purchased Shares under the Securities Act or the rules and regulations of the Commission thereunder), in either case so as to subject the offering, issuance or sale of the Purchased Shares or the Conversion Shares to the registration provisions of the Securities Act.

      Section 2.21 Brokers. The Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

      Section 2.22 Officers. Set forth in the Disclosure Schedule is a list of the names of the officers of the Company, together with the title or job classification of each such person and the total compensation anticipated to be paid to each such person by the Company in 1997. Except as set forth in the Disclosure Schedule, none of such persons has an employment agreement or understanding, whether oral or written, with the Company, which is not terminable on notice by the Company without cost or other liability to the Company.

      Section 2.23 Transactions With Affiliates. Except as set forth in the Disclosure Schedule, no director, officer, employee or stockholder of the Company, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by rental of real or personal property from or otherwise requiring payments to any such person or firm, other than employment-at-will arrangements in the ordinary course of business.

      Section 2.24 Employees. Except as set forth on the Disclosure Schedule, each of the officers of the Company, each key employee and each other employee now employed by the Company or any consultant retained by the Company who has access to confidential information of the Company has executed a nondisclosure agreement in a form previously approved by the counsel to the Purchasers described in Section 6.1 hereof (the "Nondisclosure and Developments Agreement"), and such agreements are in full force and effect. To the best knowledge of the Company, no employee or former employee of the Company is in violation of any term of any employment contract, patent disclosure agreement, confidentiality agreement or any other contract or agreement relating to the relationship of any such employee with the Company. No officer or key employee of the Company has advised the Company (orally or in writing) that he intends to terminate employment with the Company. The Company has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes.

      Section 2.25 U.S. Real Property Holding Corporation. The Company is not now and has never been a "United States real property holding corporation", as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenues Service, and the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of such Regulations.

      Section 2.26 Environmental Protection. The Company has not caused or allowed, or contracted with any party for, the generation, use, transportation, treatment, storage or disposal of any Hazardous Substances (as defined below) in connection with the operation of its business or otherwise. The Company, the operation of its business, and, to the best knowledge of the Company, any real property that the Company owns, leases or otherwise occupies or uses (the "Premises"), are in compliance with all applicable Environmental Laws (as defined below) and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws, including, without limitation, any Environmental Laws or orders or directives with respect to any cleanup or remediation of any release or threat of release of Hazardous Substances. The Company has not received any citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit, from any person arising out of the ownership or occupation of the Premises, or the conduct of its operations, and the Company is not aware of any basis therefor. The Company has obtained and is maintaining in full force and effect all necessary permits, licenses and approvals required of it by all Environmental Laws applicable to the Premises and the business operations conducted thereon (including operations conducted by tenants on the Premises), and is in compliance with all such permits, licenses and approvals. The Company has not caused or allowed a release, or a threat of release, of any Hazardous Substance unto, at or near the Premises, and, to the best of the Company's knowledge, neither the Premises nor any property at or near the Premises has ever been subject to a release, or a threat of release, of any Hazardous Substance. For the purposes of this Agreement, the term "Environmental Laws" shall mean any Federal, state or local law or ordinance or regulation pertaining to the protection of human health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601, et seq., the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11001, et seq., and the Resource Conservation and Recovery Act, 42 U.S.C Sections 6901, et seq. For purposes of this Agreement, the term "Hazardous Substances" shall include oil and petroleum products, asbestos, polychlorinated biphenyls, urea formaldehyde and any other materials classified as hazardous or toxic under any Environmental Laws.

      Section 2.27 ERISA.

            (a) Except as set forth on the Disclosure Schedule, the Company, prior to the date of this Agreement, has not maintained, adopted or established, contributed to or been required to contribute to, or otherwise participated in or been required to participate in, and, as of the date of this Agreement, has not adopted or established, does not maintain, does not contribute to an is not required to contribute to, and does not otherwise participate in and is not required to participate in,

                  (i) any "employee welfare benefit plan" or "welfare plan" as defined under Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA");

                  (ii) any "employee pension benefit plan" or "pension plan" as defined under Section 3(2) of ERISA;

                  (iii) any "excess benefit plan" as defined under Section 3(36)
            of ERISA;

                  (iv) any "multiemployer plan" as such term is defined under
            Section 3(37)(A) of ERISA;

                  (v) any multiple employer welfare arrangement" as defined
            under Section 3(40) of ("ERISA");

                  (vi) any plan, fund, program, agreement or arrangement which is unfunded and which is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as such term is referred to in Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA; or;

                  (vii) any other plan, fund program, agreement of arrangement, whether oral or written, which was or could have been prior to the date of this Agreement, or which is or could be as of the date of this Agreement, subject to any of the provisions of ERISA or the
            Code:

            (b) The Company has not committed itself, orally or in writing, to create, establish, adopt, maintain or participate in any plan, fund, program, agreement or arrangement described in paragraph (a) hereof. In addition, except as disclosed in the Disclosure Schedule, the Company has not committed itself, orally or in writing, to provide or to cause to be provided any severance, salary continuation, termination, disability, death, retirement, health or medical benefit, or similar benefit to any person (including, without limitation, any former or current employee).

            (c) Notwithstanding anything else set forth herein, except as set forth in the Disclosure Schedule, there exists no condition or set of circumstances which has resulted in, or which could result in the imposition of liability under ERISA, the Code, or other applicable law with respect to any plan, fund, program agreement or arrangement described in paragraph (a) of this
Section 2.

      Section 2.28 [RESERVED]

      Section 2.29 Qualified Small Business. The Company represents that, as of the date of this Agreement, it qualifies as a "Qualified Small Business" as defined in Section 1202(d) of the Code and covenants that so long as its shares are held by the Purchasers (or a transferee in whose hands the shares are eligible to qualify as Qualified Small Business Stock as defined in Section 1202(c) of the Code), it will use its reasonable efforts to cause the shares to qualify as Qualified Small Business Stock; provided that, notwithstanding the foregoing, the Company shall not be obligated to take any action, or refrain from any action, which in its good faith business judgment is not in the best interests of the Company or its stockholders.

      Section 2.30 Foreign Corrupt Practices Act. The Company has not taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder. To the best of the Company's knowledge, there is not now, and there has never been, any employment by the Company of, or beneficial ownership in the Company by, any governmental or political official in any country in the world.

      Section 2.31 Federal Reserve Regulation. The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin securities (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Purchased Shares will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

                                  ARTICLE III.

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

      Each Purchaser, severally and not jointly, represents and warrants to the Company that:

            (a) such Purchaser, if not a natural person, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority to execute, deliver and perform its duties and obligations under the Transaction Documents to which it is a party, and to purchase the Purchased Shares being purchased by it hereunder;

            (b) the execution and delivery by such Purchaser of the Transaction Documents, the performance by such Purchaser of its obligations hereunder and thereunder, and the purchase of the Purchased Shares have been duly authorized by all requisite organizational action;

            (c) this Agreement has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms. The Registration Rights Amendment, when executed and delivered in accordance with this Agreement, will constitute the legal, valid and binding obligation of such Purchaser executing the same, enforceable in accordance with its terms;

            (d) such Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Purchased Shares;

            (e) such Purchaser has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

            (f) such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

            (g) the Purchased Shares being purchased by such Purchaser are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof;

            (h) such Purchaser understands that (i) the Purchased Shares and the Conversion Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, (ii) the Purchased Shares and, upon conversion thereof, the Conversion Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Purchased Shares and the Conversion Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect; and

            (i) if such Purchaser sells any Conversion Shares pursuant to Rule 144A promulgated under the Securities Act, it will take all necessary steps in order to perfect the exemption from registration provided thereby, including (i) obtaining on behalf of the Company information to enable the Company to establish a reasonable belief that the purchaser is a qualified institutional buyer and (ii) advising such purchaser that Rule 144A is being relied upon with respect to such resale.

                                   ARTICLE IV.

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS

      Section 4.1 Conditions to the Obligations of the Purchasers on the First Closing Date. The obligation of each Purchaser to purchase and pay for the Initial Purchased Shares being purchased by it on the First Closing Date is, at its option, subject to the satisfaction, on or before the First Closing Date, of the following conditions:

            (a) Opinion of Company's Counsel. The Purchasers shall have received from Winthrop, Stimson, Putnam & Roberts, counsel for the Company, an opinion dated the First Closing Date, in form and scope satisfactory to the Purchasers and their counsel, to the effect set forth in Exhibit D hereto.

            (b) Representations and Warranties to be True and Correct. The representations and warranties contained in Article II shall be true, complete and correct on and as of the First Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the President and Treasurer of the Company shall have certified to such effect to the Purchasers in writing.

            (c) Performance. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the First Closing Date, and the President and Treasurer of the Company shall have certified to the Purchasers in writing to such effect and to the further effect that all of the conditions set forth in this Article IV have been satisfied.

            (d) All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

            (e) Supporting Documents. The Purchasers and their counsel shall have received copies of the following documents:

                  (i) (A) the Charter, certified as of a recent date by the
            Secretary of State of the State of Delaware, (B) a certificate of said Secretary, dated as of a recent date, as to the due incorporation and good standing of the Company, the payment of all excise taxes by the Company and listing all documents of the Company on file with said Secretary and (C) a certificate of the Secretary of State of the State of New York, dated as of a recent date, as to the good standing of the Company in such states.

                  (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the First Closing Date and certifying: (A) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the execution, delivery and performance of the Transaction Documents, the issuance, sale and delivery of the Purchased Shares and the reservation, issuance, sale and delivery of the Conversion Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by the Transaction Documents; (C) that the Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above; and (D) to the incumbency and specimen signature of each officer of the Company executing any of the Transaction Documents, the stock certificates representing the Purchased Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii); and

                  (iii) such additional supporting documents and other
            information with respect to the operations and affairs of the Company as the Purchasers or their counsel reasonably may request.

            (f) Charter. The Charter shall read in its entirety as set forth in Exhibit B.

            (g) Election of Directors. The number of directors constituting the entire Board of Directors shall have been fixed at seven and the following persons shall have been elected as the directors and shall each hold such position as of the Closing Date: Fernando Espuelas and Jack Chen as the directors elected solely by the holders of the Common Stock, Fred Wilson, Susan Segal and _________ as the directors elected solely by the holders of the Preferred Stock, and Gerardo Rosenkranz and Christopher Linen as the two directors with relevant industry expertise as the directors elected by both the holders of a majority of the Common Stock, voting as a separate class, and the holders of a majority of the Preferred Stock, voting as a separate series.

            (h) [Reserved]

            (i) Key Person Insurance. The Key Person Insurance (as defined in
Section 5.5) shall be in full force and effect on the First Closing Date.

            (j) Preemptive Rights. All stockholders of the Company having any preemptive, first refusal or other rights with respect to the issuance of the Purchased Shares or the Conversion Shares shall have exercised or irrevocably waived the same in writing.

            (k) Fees of Purchasers' Counsel and Consultants. The Company shall have paid in accordance with Section 6.1 the fees and disbursements of Purchasers' counsel and consultants invoiced at the Closing.

      All such documents shall be reasonably satisfactory in form and substance to the Purchasers and their counsel.

      Section 4.2 Condition to the Obligations of the Purchasers on the Second Closing Date. The obligation of each Additional Purchaser to purchase and pay for the Additional Purchased Securities being purchased by it on the Second Closing Date is, at its option, subject to the satisfaction, on or before the Second Closing Date, of the following conditions:

            (a) Opinion of Company's Counsel. The Additional Purchasers shall have received from Winthrop, Stimson, Putnam & Roberts, counsel for the Company, an opinion, dated the Second Closing Date, in form and scope satisfactory to the Additional Purchasers and their counsel, to the effect set forth in Exhibit D hereto (except that for purposes hereof, references therein to the First Closing Date shall be deemed to be references to the Second Closing Date).

            (b) Representations and Warranties to be True and Correct. The representations and warranties contained in Article II shall be true, complete and correct on and as of the Second Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the President and Treasurer of the Company shall have certified to such effect to the Additional Purchasers in writing.

            (c) Performance. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Second Closing Date, and the President and Treasurer of the Company shall have certified to the Additional Purchasers in writing to such effect and to the further effect that all of the conditions set forth in Section 4.1 and Section 4.2 have been satisfied.

            (d) No Adverse Change. The Company's business and assets shall not have been adversely affected in any material respect prior to the Second Closing Date.

            (e) Supporting Documents. The Additional Purchasers and their respective counsel shall have received copies of the documentation described in Section 4.1(e), except that all documents required in clause
      (ii) therein to have been dated as of the First Closing Date shall be dated as of the Second Closing Date.

All such documents shall be satisfactory in form and substance to the Additional Purchasers and their counsel.

                                   ARTICLE V.

                            COVENANTS OF THE COMPANY

      The Company covenants and agrees with each of the Purchasers that:

      Section 5.1 Financial Statements, Reports, Etc. Until the consummation of an underwritten public offering of the Company's Common Stock conducted by a nationally recognized reputable underwriter that results in net proceeds to the Company of at least $20 million and at a price per share of at least $4.00 (as adjusted for stock splits, combinations and the like) (a "Qualified Public Offering"), the Company shall furnish to each Purchaser that shall hold at least 666,667 Purchased Shares:

            (a) within ninety (90) days after the end of each fiscal year of the Company a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, prepared in accordance with generally accepted accounting principles and certified by a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company;

            (b) within twenty (20) days after the end of each month in each fiscal year (other than the last month in each fiscal year), a consolidated balance sheet of the Company and its subsidiaries, if any, and the related consolidated statements of income, stockholders' equity and cash flows, unaudited but prepared in accordance with generally accepted accounting principles and certified by the Chief Financial Officer of the Company, such consolidated balance sheet to be as of the end of such month and such consolidated statements of income, stockholders' equity and cash flows to be for such month and for the period from the beginning of the fiscal year to the end of such month, in each case with comparative statements for the prior fiscal year;

            (c) at the time of delivery of each annual financial statement pursuant to Section 5.1(a), a certificate executed by the Chief Financial Officer of the Company stating that such officer has caused this Agreement and the Series A and Series B Convertible Preferred Stock to be reviewed and has no knowledge of any default by the Company in the performance or observance of any of the provisions of this Agreement or the Series A and Series B Convertible Preferred Stock or, if such officer has such knowledge, specifying such default and the nature thereof;

            (d) at the time of delivery of each monthly statement pursuant to
Section 5.1(c), a management narrative report explaining all significant variances from forecasts and all significant current developments in staffing, marketing, sales and operations;

            (e) no later than thirty (30) days prior to the start of each fiscal year, consolidated capital and operating expense budgets, cash flow projections and income and loss projections for the Company and its subsidiaries in respect of such fiscal year, all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing;

            (f) promptly following receipt by the Company, each audit response letter, accountants management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its subsidiaries;

            (g) promptly after the commencement thereof, notice of all actions, suits, claims, proceedings, investigations and inquiries of the type described in Section 2.7 that could materially adversely affect the Company or any of its subsidiaries, if any;

            (h) promptly upon sending, making available or filing the same, all press releases, reports and financial statements that the Company sends or makes available to its stockholders or directors or files with the Commission; and

            (i) promptly, from time to time, such other information regarding the business, prospects, financial condition, operations, property or affairs of the Company and its subsidiaries as such Purchaser reasonably may request.

      Section 5.2 [RESERVED]

      Section 5.3 Reserve for Conversion Shares. The Company shall at all times keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Purchased Shares and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Purchased Shares from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Purchased Shares or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will use its best efforts to obtain any authorization, consent, approval or other action by, and will make any filing with, any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Purchased Shares.

      Section 5.4 Corporate Existence. The Company shall maintain and, except as otherwise permitted by Section 5.17 cause each of its subsidiaries (if any) to maintain their respective corporate existence, rights and franchises in full force and effect.

      Section 5.5 Properties, Business, Insurance. The Company shall maintain and cause each of its subsidiaries (if any) to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient. The Company shall also maintain in effect "key person" life insurance policies, payable to the Company, on the lives of Fernando Espuelas and Jack Chen (so long as they remain employees of the Company) (collectively, the "Founders"), in the amount of $2,000,000 each (the "Key Person Insurance"). The Company shall not cause or permit any assignment or change in beneficiary and shall not borrow against any such policy. If requested by Purchasers holding at least a majority of the outstanding Preferred Stock, the Company will add one designee of the Purchasers as a notice party for each such policy and shall request that the issuer of each policy provide such designee with ten (10) days' notice before such policy is terminated (for failure to pay premiums or otherwise) or assigned or before any change is made in the beneficiary thereof.

      Section 5.6 Inspection, Consultation and Advice. The Company shall permit and cause each of its subsidiaries (if any) to permit each Purchaser which holds at least 666,667 Purchased Shares and covenants to preserve the confidentiality of the Company's proprietary information and its agents and representatives, at such Purchaser's expense, to visit and inspect any of the properties of the Company and its subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such Purchaser and such designees such affairs, finances and accounts), and consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice.

      Section 5.7 Restrictive Agreements Prohibited. Neither the Company nor any of its subsidiaries shall become a party to any agreement which by its terms, restricts the Company's performance of either of the Transaction Documents or the Charter.

      Section 5.8 Transactions with Affiliates. Except for transactions contemplated by this Agreement or as otherwise approved by the Board of Directors, neither the Company nor any of its subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company or any of its subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for transactions on customary terms related to such person's employment.

      Section 5.9 Expenses of Directors. The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company and who was elected as a director solely or in part by the holders of Preferred Stock, for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any Committee thereof.

      Section 5.10 Use of Proceeds. The Company shall use the proceeds from the sale of the Purchased Shares solely for working capital.

      Section 5.11 Board of Directors Meetings. The Company shall use its best efforts to ensure that meetings of its Board of Directors are held at least once per month.

      Section 5.12 Compensation. The Company shall not pay to its management compensation in excess of that compensation customarily paid to management in companies of similar size, of similar maturity, and in similar businesses without the unanimous written consent of the members of the Compensation Committee of the Company's Board of Directors.

      Section 5.13 By-laws. The Company shall at all times cause its By-laws to provide that, (a) unless otherwise required by the laws of the State of Delaware, (i) any two directors and (ii) any holder or holders of at least 1,500,000 shares of Preferred Stock shall have the right to call a meeting of the Board of Directors or stockholders and (b) the number of directors fixed in accordance therewith shall in no event conflict with any of the terms or provisions of the Preferred Stock as set forth in the Charter. The Company shall at all times maintain provisions in its By-laws and/or Charter indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Delaware.

      Section 5.14 Performance of Contracts. The Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part any of the Employee Nondisclosure and Developments Agreements or the Founders Agreements dated as of July 25, 1997, between the Company and each of the Founders, without the unanimous written consent of those members of the Company's Board of Directors elected solely by the holders of Preferred Stock.

      Section 5.15 [RESERVED].

      Section 5.16 Employee Nondisclosure and Developments Agreements. The Company shall use its best efforts to obtain, and shall cause its subsidiaries (if any) to use their best efforts to obtain, an Employee Nondisclosure and Developments Agreement from all future officers, key employees and other employees who will have access to confidential information of the Company or any of its subsidiaries, upon their employment by the Company of its subsidiaries, and, within 30 days following the Closing Date, from all current employees who have not previously provided such agreement.

      Section 5.17 Activities of Subsidiaries. The Company will not organize or acquire any entity that is a subsidiary unless such subsidiary is wholly-owned (directly or indirectly) by the Company (other than qualifying shares owned by nominees to the extent required by the jurisdiction in which such subsidiary shall be domiciled) without the approval of a majority vote of the Board of Directors which majority must include at least one director elected solely by the holders of Preferred Stock. The Company shall not permit any subsidiary to consolidate or merge into or with or sell or transfer all or substantially all its assets, except that any subsidiary may (i) consolidate or merge into or with or sell or transfer assets to any other subsidiary, or (ii) merge into or sell or transfer assets to the Company. The Company shall not sell or otherwise transfer any shares of capital stock of any subsidiary, except to the Company or another subsidiary, or permit any subsidiary to issue, sell or otherwise transfer any shares of its capital stock or the capital stock of any subsidiary, except to the Company or another subsidiary. The Company shall not permit any subsidiary to purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of its stock, except for dividends or other distributions payable to the Company or another subsidiary.

      Section 5.18 Compliance with Laws. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

      Section 5.19 Keeping of Records and Books of Account. The Company shall keep, and cause each subsidiary to keep, adequate records and books of account, in which complete entries regarding its transactions will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

      Section 5.20 Change in Nature of Business. The Company shall not make, or permit any subsidiary to make, any material change in the nature of its business as set forth in the Offering Memorandum.

      Section 5.21 Rule 144A Information. The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, provide in writing, upon the written request of any Purchaser or a prospective buyer of Purchased Shares or shares of Common Stock issued upon conversion of the Preferred Stock ("Conversion Stock") from any Purchaser, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act ("Rule 144A Information"). The Company also shall, upon the written request of any Purchaser, cooperate with and assist such Purchaser or any member of the National Association of Securities Dealers, Inc. PORTAL system in applying to designate and thereafter maintain the eligibility of the Preferred Stock or Conversion Stock, as the case may be, for trading through PORTAL. The Company's obligations under this Section 5.21 shall at all times be contingent upon the relevant Purchaser's obtaining from the prospective buyer of Purchased Shares or Conversion Shares a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than a person who will assist such buyer in evaluating the purchase of any Purchased Shares or Conversion Shares.

      Section 5.22 Compensation and Audit Committees. The Company shall, by amending its By-laws or otherwise, maintain a Compensation Committee and an Audit Committee of the Board of Directors, each of which shall consist of two non-management directors and which currently consist of Fred Wilson and Christopher Linen on the Compensation Committee and Gerardo Rosenkranz and Fred Wilson on the Audit Committee. No increase in compensation, bonuses or other remuneration shall be paid to, and no capital stock or options to acquire capital stock of the Company shall be issued or granted to, any director or executive officer of the Company or any of its subsidiaries, without the approval of the Compensation Committee. No employee stock option plan, employee stock purchase plan, employee restricted stock plan or other employee stock plan shall be established without the approval of the Compensation Committee. The Audit Committee shall select (subject to the approval of the Board of Directors) and provide instructions to the Company's auditors and shall approve the Company's annual audit prior to its issuance each year.

      Section 5.23 Termination of Covenants. The covenants contained in this
Article V will terminate and be of no further force or effect upon the earlier of (i) the date of a Qualified Public Offering and (ii) the date on which at least 2,700,000 Conversion Shares have been sold in one or more public offerings.

                                   ARTICLE VI.

                                  MISCELLANEOUS

      Section 6.1 Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated, provided, however, that upon closing the Company shall pay the fees of the Purchasers' special counsel, Brown Raysman Millstein Felder & Steiner LLP, and O'Sullivan Graev & Karabell, LLP, in connection with such transactions and any subsequent amendment, waiver, consent or enforcement thereof, and all related disbursements incurred by any of such counsel.

      Section 6.2 Survival of Representations; Termination of Agreements. All covenants, agreements, representations and warranties made in this Agreement or the Registration Rights Amendment or any certificate or instrument delivered to the Purchasers pursuant to or in connection with the Transaction Documents, shall survive the execution and delivery of the Transaction Documents, the issuance, sale and delivery of the Purchased Shares, and the issuance and delivery of the Conversion Shares (i) in the case of covenants and agreements, an indefinite period of time (subject to the provisions of Section 5.23 hereof), and (ii) in the case of representations and warranties, for a period of five (5) years, and all statements contained in any certificate or other instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

      Section 6.3 Brokerage. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party. If the party to be indemnified shall be a Purchaser, then such indemnification shall include without limitation losses which may be suffered as a result of diminution in value of such Purchaser's investment hereunder in the case of loss.

      Section 6.4 Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Purchasers shall inure to the benefit of any and all subsequent holders from time to time of Purchased Shares or Conversion Shares, unless the Conversion Shares were purchased by such subsequent holders in a public offering.

      Section 6.5 Lock-Up Agreement. Each Purchaser and its successors and assigns will agree, to the extent reasonably requested by any underwriter of securities of the Company in connection with an initial public offering of the Company's Common Stock, to enter into an agreement consistent with then market practice for major bracket underwriters not to sell or otherwise transfer or dispose of any shares of Common Stock for such period of time (not to exceed 180 days) following the effective date of a registration statement of the Company filed under the Securities Act, which agreement shall also bind the Founders, executive officers, directors, and other shareholders on terms and conditions substantially similar to those which shall apply to the Purchasers and said successors and assigns.

      Section 6.6 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

            (a) if to the Company, to it at StarMedia Network, Inc., 29 West 36th Street, 5th Floor, New York, New York 10018, Attention: President, with a copy to Justin K. Macedonia, Esq., Winthrop, Stimson, Putnam & Roberts, One Battery Park Plan, New York, NY 10004; and

            (b) if to any Purchaser, at the address of such Purchaser set forth in Schedule I, with a copy to Jay S. Rand, Esq., Brown Raysman Millstein Felder & Steiner, 120 West 45th Street, New York, New York 10036;

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

      Section 6.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      Section 6.8 Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

      Section 6.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      Section 6.10 Amendments. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Common Stock issued or issuable upon conversion of the Purchased Shares.

      Section 6.11 Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

      Section 6.12 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

      Section 6.13 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            (a) "person" shall mean an individual, corporation, trust, partnership, joint venture, unincorporated organization, government or any agency or political subdivision thereof, or other entity.

            (b) "subsidiary" shall mean, as to the Company, any corporation of which more than 50% of the outstanding stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more of its subsidiaries, or by the Company and one or more of its subsidiaries.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.

                                           STARMEDIA NETWORK, INC.


                                           By: /s/ JACK CHEN
                                              ---------------------------------
                                              Name: JACK CHEN
                                              Title: PRESIDENT

                                           Purchasers named in Schedule I to the
                                           Purchase Agreement:

                                           THE FL@TIRON FUND LLC


                                           By: /s/ [ILLEGIBLE]
                                              ---------------------------------

                                           Title: Managing Member
                                                 ------------------------------

                                           CHASE VENTURE CAPITAL
                                           ASSOCIATES, L.P.

                                           By: Chase Capital Partners, its
                                           General Partner


                                           By: /s/ [ILLEGIBLE]
                                              ---------------------------------

                                           Title:
                                                 ------------------------------

                                           NEW YORK CITY INVESTMENT FUND, LLC


                                           By: /s/ [ILLEGIBLE]
                                              ---------------------------------
                                              Title: PRESIDENT & CEO

                                           /s/ Albert S. Waxman, Ph.D.
                                           ------------------------------------
                                                 Albert S. Waxman, Ph.D.

                                           /s/ David Rockefeller
                                           ------------------------------------
                                                 David Rockefeller

                                   SCHEDULE I

                                   Purchasers

                                        Number of Purchased   Aggregate Purchase
Name and                                Shares                Price for
Address of Purchaser                    to be Purchased       Purchased Shares
--------------------                    ---------------       ----------------
Chase Venture Capital Associates, L.P.  2,393,333             $3,590,000
380 Madison Avenue, 12th floor
New York, NY 10017
Attn: Mr. I. Robert Greene

The fl@tiron Fund LLC                     273,333             $  410,000
257 Park Avenue South
New York, NY 10010
Attn: Mr. Fred Wilson

New York City Investment Fund, LLC        166,667             $  250,000
One Battery Park Plaza
New York, NY 10004
Attn: Lexy Schmertz

David Rockefeller                         666,667             $1,000,000
Rockefeller & Co.
30 Rockefeller Plaza
New York, NY 10112
                                        ---------             ----------
TOTAL:                                  3,500,000             $5,250,000

                        Schedule II: Disclosure Schedule

Section 2.1

The Company owns capital stock of the following corporations:

StarMedia Network Americas S.A.

Section 2.2

With respect to the Purchased Shares of those Purchasers which are party thereto, the Registration Rights Agreement, as amended.

Section 2.4

8% Convertible Subordinated Note Payable in the amount of $3,590,000 to Chase Venture Capital Associates, L.P. dated January 21, 1998, due July 21, 1998 and 8% Convertible Subordinated Note Payable in the amount of $410,000 to Flatiron Fund, LLC dated January 21, 1998, due July 21, 1998 (the "Bridge Notes").

There are twenty (20) holders of Common Stock whom in the aggregate hold 10,012,000 shares of Common Stock.

There are twenty-nine (29) holders of Series A Preferred Stock whom in the aggregate hold 7,330,000 shares of Preferred Stock.

There are thirty-six (36) holders of options on Common Stock whom in the aggregate hold options to purchase 1,656,000 shares of Common Stock.

Stockholders Agreement, dated as of July 25, 1997, among the Company and certain stockholders of the Company named therein (the "Stockholders Agreement").

Section 2.5

The Bridge Notes.

Section 2.6

The Bridge Notes.

Section 2.7

Company has recently applied for incorporation in Brazil, Colombia and Chile.


Confidential                         Page 1

Section 2.9

(i)

REGISTERED TRADEMARKS

-----------------------------------------------------------------------------------------
Mark                    Country                   Registration No.      Registration Date
-----------------------------------------------------------------------------------------
STARMEDIA               United Stares             2,123,636             12/23/97
-----------------------------------------------------------------------------------------
STARMEDIA and           United States             2,121,588             12/16/97
design
-----------------------------------------------------------------------------------------

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------
Mark                    Country                   Serial No.            Filing Date
-----------------------------------------------------------------------------------------
STARMEDIA               Argentina                 2,111,343             10/28/97
-----------------------------------------------------------------------------------------
                        Bolivia
-----------------------------------------------------------------------------------------
                        Brazil                    8203336               11/5/97
-----------------------------------------------------------------------------------------
                        Chile                     396794                11/12/97
-----------------------------------------------------------------------------------------
                        Colombia                  97-0661               11/11/97
-----------------------------------------------------------------------------------------
                        Costa Rica                                      01/14/98
-----------------------------------------------------------------------------------------
                        Cuba
-----------------------------------------------------------------------------------------
                        Dominican Republic
-----------------------------------------------------------------------------------------
                        Ecuador                   84003                 12/30/97
-----------------------------------------------------------------------------------------
                        El Salvador
-----------------------------------------------------------------------------------------
                        Guatemala
-----------------------------------------------------------------------------------------
                        Honduras                  507-98                01/09/98
-----------------------------------------------------------------------------------------
                        Nicaragua
-----------------------------------------------------------------------------------------
                        Mexico                    317243                12/11/97
-----------------------------------------------------------------------------------------
                        Panama
-----------------------------------------------------------------------------------------
                        Paraguay                  26121                 12/23/97
-----------------------------------------------------------------------------------------
                        Peru                      54493                 12/30/97
-----------------------------------------------------------------------------------------
                        Portugal
-----------------------------------------------------------------------------------------
                        Spain
-----------------------------------------------------------------------------------------
                        Uruguay                   300399                12/22/97
-----------------------------------------------------------------------------------------
                        Venezuela                 97-0223               11/04/97
-----------------------------------------------------------------------------------------


Confidential                         Page 2

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------
Mark                    Country                   Serial No.            Filing Date
-----------------------------------------------------------------------------------------
STARMEDIA and           Argentina                 2,120,115             12/11/97
design
-----------------------------------------------------------------------------------------
                        Bolivia
-----------------------------------------------------------------------------------------
                        Brazil                    8204342               12/29/97
-----------------------------------------------------------------------------------------
                        Chile                     400806                12/19/97
-----------------------------------------------------------------------------------------
                        Colombia                  9707514               12/26/97
-----------------------------------------------------------------------------------------
                        Costa Rica                                      01/14/98
-----------------------------------------------------------------------------------------
                        Cuba
-----------------------------------------------------------------------------------------
                        Dominican Republic
-----------------------------------------------------------------------------------------
                        Ecuador                   83999                 12/30/97
-----------------------------------------------------------------------------------------
                        El Salvador
-----------------------------------------------------------------------------------------
                        Guatemala
-----------------------------------------------------------------------------------------
                        Honduras                  508-98                01/09/98
-----------------------------------------------------------------------------------------
                        Nicaragua
-----------------------------------------------------------------------------------------
                        Mexico                    318106                12/18/97
-----------------------------------------------------------------------------------------
                        Panama
-----------------------------------------------------------------------------------------
                        Paraguay                  26122                 12/23/97
-----------------------------------------------------------------------------------------
                        Peru                      54492                 12/30/97
-----------------------------------------------------------------------------------------
                        Portugal
-----------------------------------------------------------------------------------------
                        Spain
-----------------------------------------------------------------------------------------
                        Uruguay                   300400                12/22/97
-----------------------------------------------------------------------------------------
                        Venezuela                 97-0253               12/15/97
-----------------------------------------------------------------------------------------


Confidential                         Page 3

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------
Mark                    Country                   Serial No.            Filing Date
-----------------------------------------------------------------------------------------
TALK PLANET             United States             75/212492             12/13/96
-----------------------------------------------------------------------------------------
                        Argentina                 2115045               11/17/97
-----------------------------------------------------------------------------------------
                        Bolivia
-----------------------------------------------------------------------------------------
                        Brazil                    8203570               11/18/97
-----------------------------------------------------------------------------------------
                        Chile                     398407                11/26/97
-----------------------------------------------------------------------------------------
                        Colombia                  116662                11/21/97
-----------------------------------------------------------------------------------------
                        Costa Rica                                      01/14/98
-----------------------------------------------------------------------------------------
                        Cuba
-----------------------------------------------------------------------------------------
                        Dominican Republic
-----------------------------------------------------------------------------------------
                        Ecuador                   84007                 12/30/97
-----------------------------------------------------------------------------------------
                        El Salvador
-----------------------------------------------------------------------------------------
                        Guatemala
-----------------------------------------------------------------------------------------
                        Honduras                  509-98                01/09/98
-----------------------------------------------------------------------------------------
                        Nicaragua
-----------------------------------------------------------------------------------------
                        Mexico                    317244                12/11/97
-----------------------------------------------------------------------------------------
                        Panama
-----------------------------------------------------------------------------------------
                        Paraguay                  26123                 12/23/97
-----------------------------------------------------------------------------------------
                        Peru                      54494                 12/30/97
-----------------------------------------------------------------------------------------
                        Portugal
-----------------------------------------------------------------------------------------
                        Spain
-----------------------------------------------------------------------------------------
                        Uruguay                   300401                12/22/97
-----------------------------------------------------------------------------------------
                        Venezuela                 97-0232               11/17/97
-----------------------------------------------------------------------------------------


Confidential                         Page 4

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------
                        Country                   Serial No.            Film Date
-----------------------------------------------------------------------------------------
COPAMUNDIAL.COM         United States             75/396626             11/26/97
-----------------------------------------------------------------------------------------
                        Argentina                 2,120,116             12/11/97
-----------------------------------------------------------------------------------------
                        Bolivia
-----------------------------------------------------------------------------------------
                        Brazil                    820412317             12/12/97
-----------------------------------------------------------------------------------------
                        Chile                     400809                12/19/97
-----------------------------------------------------------------------------------------
                        Colombia                  97,072,337            12/11/97
-----------------------------------------------------------------------------------------
                        Costa Rica
-----------------------------------------------------------------------------------------
                        Cuba
-----------------------------------------------------------------------------------------
                        Dominican Republic
-----------------------------------------------------------------------------------------
                        Ecuador                   84004                 12130/97
-----------------------------------------------------------------------------------------
                        El Salvador
-----------------------------------------------------------------------------------------
                        Guatemala
-----------------------------------------------------------------------------------------
                        Honduras
-----------------------------------------------------------------------------------------
                        Nicaragua
-----------------------------------------------------------------------------------------
                        Mexico                    318105                12/15/97
-----------------------------------------------------------------------------------------
                        Panama
-----------------------------------------------------------------------------------------
                        Paraguay
-----------------------------------------------------------------------------------------
                        Peru
-----------------------------------------------------------------------------------------
                        Portugal
-----------------------------------------------------------------------------------------
                        Spain
-----------------------------------------------------------------------------------------
                        Uruguay                   300402                12/22/97
-----------------------------------------------------------------------------------------
                        Venezuela                 97-025196             12/12/97
-----------------------------------------------------------------------------------------


Confidential                                      Page 5

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------
Mark                    Country                   Serial No.            Filing Date
-----------------------------------------------------------------------------------------
COPADOMUNDO.COM         United States             75/396625             11/26/97
-----------------------------------------------------------------------------------------
                        Argentina                 2123249               12/30/97
-----------------------------------------------------------------------------------------
                        Bolivia
-----------------------------------------------------------------------------------------
                        Brazil                    820,412,317           12/12/97
-----------------------------------------------------------------------------------------
                        Chile
-----------------------------------------------------------------------------------------
                        Colombia
-----------------------------------------------------------------------------------------
                        Costa Rica
-----------------------------------------------------------------------------------------
                        Cuba
-----------------------------------------------------------------------------------------
                        Dominican Republic
-----------------------------------------------------------------------------------------
                        Ecuador
-----------------------------------------------------------------------------------------
                        El Salvador
-----------------------------------------------------------------------------------------
                        Guatemala
-----------------------------------------------------------------------------------------
                        Honduras
-----------------------------------------------------------------------------------------
                        Nicaragua
-----------------------------------------------------------------------------------------
                        Mexico
-----------------------------------------------------------------------------------------
                        Panama
-----------------------------------------------------------------------------------------
                        Paraguay
-----------------------------------------------------------------------------------------
                        Peru
-----------------------------------------------------------------------------------------
                        Portugal
-----------------------------------------------------------------------------------------
                        Spain
-----------------------------------------------------------------------------------------
                        Uruguay
-----------------------------------------------------------------------------------------
                        Venezuela
-----------------------------------------------------------------------------------------

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------
Mark                    Country                    Serial No.           Filing Date
-----------------------------------------------------------------------------------------
INFORMATICA HOY         United States                                   12/19/97
-----------------------------------------------------------------------------------------
INFORMATICA HOJE        United States                                   12/19/97
-----------------------------------------------------------------------------------------

(ii)

See Section 2.14 below.

Section 2.14

Licensing Agreement with eShare Technologies for chat software dated January 7, 1998.

Agreement with Excite for cobranding and content and technology dated November 17, 1997.

Agreement with CBS Telenoticias for cobranding and content dated June 20, 1997.


Confidential                         Page 6

Letter of Intent with Agence France Presse for use of content dated January 19, 1998.

Agreement with Reuters for use of content dated December 18, 1997.

Letter of Intent with Ziff-Davis for cobranding and content dated July 24, 1997

Agreement with America Economia for use of content dated May 14, 1997

Agreement with Quote.com for use of content dated November 25, 1996

Agreement with Citibank Colombia for development and advertising of promotional site dated January 23, 1998.

Letter of Intent with Lucid Media for development of games dated January 20, 1998.

Agreement with Fox Latin America for co-marketing dated January 22, 1997.

Agreement with Compaq for e-commerce of computers dated October 22, 1997.

Agreement with Barnes & Noble for e-commerce of books dated September 13, 1997.

Agreement with N2K Entertainment for e-commerce of compact disks dated October 20, 1997.

Agreement with Snickelways Interactive for web design and development dated November 14, 1997.

Agreement with ANS for hosting services dated September 16, 1997.

Agreement with ANS for sublicense of NetGravity advertising management software dated September 16, 1997.

Software license with Oracle Corporation for database software dated September 1997

Software license with Vignette Corporation for Story Server translation software dated September 1997

Oral agreement with Exodus Communications for hosting services dated February 6, 1998 (expected to be formalized within thirty days).

Agreement with Internet Profiles Corporation for Netline Reporting Services dated January 15, 1997.

Agreement with Internet Profiles Corporation for Nielsen-I/PRO I/COUNT Software dated January 21, 1997.

8% Convertible Subordinated Note Payable in the amount of $3,590,000 to Chase Venture Capital Associates, L.P. dated January 21, 1998, due July 21, 1998.

8% Convertible Subordinated Note Payable in the amount of $410,000 to Flatiron Fund, LLC dated January 21, 1998, due July 21, 1998.

Stockholders Agreement.

Registration Rights Agreement.

Employment Agreement with Fernando Espuelas dated July 25, 1997.

Employment Agreement with Jack Chen dated July 25, 1997.


Confidential                         Page 7

Compensation Agreement with Anne Andiorio, Senior Vice President, Corporate Relations dated June 1, 1997.

Office Lease for New York City offices with Bernstein Real Estate dated September 15, 1997.

Office Lease for Bogota, Colombia offices with Cemco dated June 1, 1997.

Office Lease for Santiago, Chile offices with HQ Business Centers dated November 14, 1997.

Agreement with Ifrontier to do web advertising buying dated October 28, 1997.

Oral Agreement with Ogilvy & Mather to represent StarMedia as advertising agency dated October 1997.

"Key-man" life insurance policy for Fernando Espuelas dated February 6, 1998.

"Key-man" life insurance policy for Jack Chen dated February 6, 1998.

Medical insurance plan available to all employees. Stock option plan available to certain employees and directors. Disibility insurance for Fernando Espuelas and Jack Chen.

Section 2.17

Oral agreement with Spelling/TeleUno for co-marketing has expired. Renewal discussions in progress.

Oral agreement with USA Networks for co-marketing has expired. Renewal discussions in progress.

Section 2.22

Fernando Espuelas
Chairman and CEO
$81,500

Jack C. Chen
President
$81,500

Anne Andiorio
Senior Vice President, Corporate Relations
$185,774

Steven J. Heller
Vice President, Finance & Administration
$15,726

Tracy Leeds
Vice President, Marketing & Product Development
$32,167

Jonathan Hirschman
Vice President, Technology & Operations
$36,667

Janis Kern
Vice President, Sales
$15,417


Confidential                         Page 8

Adziana Kampfner
Vice President, General Manager, Mexico
$20,833

Employment Agreement with Fernando Espuelas dated July 25, 1997.

Employment Agreement with Jack Chen dared July 25, 1997.

Compensation Agreement with Anne Andiorio, Senior Vice President, Corporate Relations dated June 1, 1997.

Section 2.24

The majority of employees have not yet executed a non-disclosure agreement.

Consistent with Section 5.16, the Company will use its best efforts to have all current employees execute non-disclosure agreements within thirty days. The founders (Fernando Espuelas and Jack Chen) have executed non-disclosure agreements.

Alfredo Escobedo, General Manager, Colombia is no longer an employee of the company.

Section 2.27

Medical insurance plan available to all employees. Disability insurance for Fernando Espuelas and Jack Chen.

Employment Agreement with Fernando Espuelas dated July 25, 1997.

Employment Agreement with Jack Chen dated July 25, 1997.

The company has made oral commitments to its employees regarding the provision of dental and vision insurance as well as a 401(k) plan. Employee contribution is intended and communicated. The 401(k) plan will not contain employer "matching". Implementation is expected in mid-1998.


Confidential                         Page 9

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ JEFF AUERBACH
                                     -------------------------------------------
                                     Signature


                                     JEFF AUERBACH
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ DONNA M. AQUILINA
                                     -------------------------------------------
                                     Signature


                                     DONNA M. AQUILINA
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ DAVID C. BOWEN
                                     -------------------------------------------
                                     Signature


                                     DAVID C. BOWEN
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                           STARMEDIA NETWORK, INC.


                           By:
                              ----------------------------------------
                              Name:
                              Title:

                           Purchaser(s):


                           /s/ A. Donald Bramante & /s/ Katherine G. Bramante
                           --------------------------------------------------
                           Signature


                           A. Donald Bramante & Katherine G. Bramante
                           -------------------------------------------
                           Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ Clark E. Bromberg
                                     /s/ Marcia R. Bromberg
                                     -------------------------------------------
                                     Signature


                                     Clark E. Bromberg
                                     Marcia R. Bromberg
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ Roszell Mack
                                     -------------------------------------------
                                     Signature


                                     Roszell Mack III
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ Eric D. Mullin
                                     -------------------------------------------
                                     Signature


                                     Eric D. Mullin
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ Adele Morrissette
                                     -------------------------------------------
                                     Signature


                                     Adele Morrissette
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s): THE PAPAGENO TRUST


                                     /s/ Ricardo T. Rosenkranz
                                     -------------------------------------------
                                     Signature


                                     Ricardo T. Rosenkranz, Trustee
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                     Signature


                                     The Grapa Trust
                                     -------------------------------------------
                                     Print Name  Roberto Rosenkranz, Trustee

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ KALMAN M. HELLER
                                     /s/ Ellen S. Heller
                                     -------------------------------------------
                                     Signature


                                     KALMAN M. HELLER
                                     Ellen S. Heller
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ LAURENCE C. LEEDS JR.
                                     -------------------------------------------
                                     Signature


                                     LAURENCE C. LEEDS JR.
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ TRACY LEEDS
                                     /s/ Evan C. Marwell
                                     -------------------------------------------
                                     Signature


                                     TRACY LEEDS
                                     Evan C. Marwell
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ E. John Rice Jr.
                                     -------------------------------------------
                                     Signature


                                     E. John Rice Jr.
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     PURCHASER(S):


                                     /s/ U. Bertram Ellis
                                     -------------------------------------------
                                     Signature


                                     U. Bertram Ellis, Jr.
                                     -------------------------------------------
                                     Print Name:

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                     Signature


                                     Bayview Investors, Ltd
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     PURCHASER(S):
                                     KELSO INVESTMENT PARTNERS, L.P.


                                     /s/ George F. Matelich
                                     -------------------------------------------
                                     Signature


                                     George F. Matelich, General Partner
                                     -------------------------------------------
                                     Print Name:

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ RALPH CLARK
                                     -------------------------------------------
                                     Signature


                                     RALPH CLARK
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ Henry R. Kravis
                                     -------------------------------------------
                                     Signature


                                     Henry R. Kravis
                                     -------------------------------------------
                                     Print Name:

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ David Lanter
                                     -------------------------------------------
                                     Signature


                                     David Lanter
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ Susan A. Lanter
                                     -------------------------------------------
                                     Signature


                                     SUSAN A. LANTER
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ Laura End
                                     -------------------------------------------
                                     Signature


                                     Laura End
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ Janis Kern
                                     -------------------------------------------
                                     Signature


                                     Janis Kern
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):  HAROLD EDELMAN
                                                    JUDITH EDELMAN

                                     /s/ Harold Edelman
                                     /s/ Judith Edelman
                                     -------------------------------------------
                                     Signature


                                     HAROLD EDELMAN
                                     JUDITH EDELMAN
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE 2
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     STARMEDIA NETWORK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     Purchaser(s):


                                     /s/ Darryl E. Wash
                                     -------------------------------------------
                                     Signature


                                     Darryl E. Wash
                                     -------------------------------------------
                                     Print Name

                          COUNTERPART SIGNATURE PAGE TO
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                          FOR STARMEDIA NETWORK, INC.

                                     PURCHASER(S):
                                     INTEL CORPORATION


                                     /s/ Arvind Sodhani
                 -----------         -------------------------------------------
                 LEGAL OK            Signature
                 -----------
                 [ILLEGIBLE]
                 -----------
                                     ARVIND SODHANI
                                     -------------------------------------------
                                     Print Name
                                        Vice President and Treasurer


                                       30